                                                                    EXHIBIT 5(g)


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,                STRATEGIC PARTNERS SM
a Prudential Financial company                           ANNUITY ONE APPLICATION
                                      Flexible Payment Variable Deferred Annuity

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On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey.

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1 CONTRACT OWNER INFORMATION

Contract number (if any) |  |  |  |  |  |  |  |  |  |
                         ----------------------------

[ ] Individual  [ ] Corporation [ ] UGMA/UTMA [ ] Other

TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable

TRUST DATE (mo., day, yr.) |  |  |    |  |  |    |  |  |  |
                           -------    -------    ----------

If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

[ ] Tax-exempt entity under Internal Revenue Code 501
[ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

Name of owner (first, middle initial, last name)

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
-------------------------------------------------------------------------------

Street                                                            Apt.

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |     |  |  |  |  |
-------------------------------------------------------------     -------------

City                                State    ZIP code

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  | --  |  |  |  |  |
----------------------------------  -------  ---------------      ------------


Social Security number/EIN    Date of birth (mo., day, year)   Telephone number

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |     |  |  |  | |  |  |  | -- |  |  |  |  |
----------------------------  -------  -------  ----------     ---------- ---------------------------

A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien). I am a citizen of
   [ ] Male        [ ] Resident alien     |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
                                          ----------------------------------------------------------------------
                                          Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).

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2 JOINT OWNER INFORMATION
  (if any) Do not complete if you are opening an IRA.

Unmarried persons who wish to own the contract jointly should consult with their tax adviser.

Name of joint owner, if any (first, middle initial, last name)

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
-------------------------------------------------------------------------------

Street                                                            Apt.

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |     |  |  |  |  |
-------------------------------------------------------------     -------------

City                                State    ZIP code

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  | --  |  |  |  |  |
----------------------------------  -------  ---------------      ------------


Social Security number/EIN    Date of birth (mo., day, year)   Telephone number

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |     |  |  |  | |  |  |  | -- |  |  |  |  |
----------------------------  -------  -------  ----------     ---------  ---------------------------

A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien). I am a citizen of
   [ ] Male        [ ] Resident alien     |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
                                          ----------------------------------------------------------------------

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Pruco Corporate Office: Pruco Life Insurance Company of New Jersey, Newark, NJ 07102                 ORD99749 NY Ed. 3/2006     NY
ORD 99749 New York                                                 Page 1 of 7               SPAO 3 Kit order no.: ORD01143

3 ANNUITANT
  INFORMATION
  Do not complete if you are opening an IRA.

This section must be completed only if the annuitant is not the owner or if the owner is a trust or a corporation.

Name of annuitant (first, middle initial, last name)

--------------------------------------------------------------------------------

Street (Leave address blank if same as owner.)      Apt.

----------------------------------------------      ----

City                                    State      ZIP code
                                                          -
----------------------------------      -----      ------- ------

Social Security number     Date of birth (mo., day, year)     Telephone number
                                                                      -
---------------------      -----  -----  -------------      ----  ---- -------

A.[ ] Female  B.[ ] U.S. citizen [ ] I am not a U.S. person (including resident alien). I am a citizen of
  [ ] Male      [ ] Resident alien
                                    --------------------------------------------
4 CO-ANNUITANT
  INFORMATION
  (if any) Do not complete if you are opening an IRA or if the contract will be owned by a corporation or trust.

Name of co-annuitant (first, middle initial, last name)

--------------------------------------------------------------------------------

Social Security number     Date of birth (mo., day, year)     Telephone number
                                                                      -
---------------------      -----  -----  -------------      ----  ---- -------

A.[ ]Female  B.[ ]U.S. citizen [ ] I am not a U.S. person (including resident alien). I am a citizen of
  [ ]Male      [ ]Resident alien
                                   --------------------------------------------

5 BENEFICIARY   [X] PRIMARY CLASS
  INFORMATION
  Please add additional beneficiaries in section 17.

Name of beneficiary (first, middle initial, name) If trust, include name of trust and trustee's name.

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TRUST: [ ] Revocable  [ ] Irrevocable   Trust date (mo., day, year)

                                        -----  -----  -------------
Beneficiary's relationship to owner
                                     ------------------------------

Social Security number                           Date of birth
                        ---------------------
                                                 -----  -----  -------------
                                                 month   day        year

CHECK ONLY ONE: [ ] Primary class  [ ] Secondary class

Name of beneficiary (first, middle initial, name) If trust, include name of trust and trustee's name.

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TRUST: [ ] Revocable  [ ] Irrevocable   Trust date (mo., day, year)

                                        -----  -----  -------------
Beneficiary's relationship to owner
                                     ------------------------------

Social Security number                           Date of birth
                        ---------------------
                                                 -----  -----  -------------
                                                 month   day        year

6 ELECTION OF
  CREDIT

Complete this section if you want to elect Credit. The election of Credit to each purchase payment results in a higher insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is allocated to the contract vests upon expiration of the the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.

[ ] Yes, I want Credit.

ORD 99749 New York                  Page 2 of 7                       Ed. 3/2006

7 INCOME
  BENEFITS

The Guaranteed Minimum Income Benefit (GMIB) may have diminished usefulness in connection with qualified plans, including IRAs, because (a) the GMIB may not be exercised until the 7th contract anniversary after its election and the election of the GMIB rider is irrevocable, and (b) if the GMIB is not exercised before the date required minimum distributions must begin under a qualified plan, you or your beneficiary may receive a lesser GMIB benefit than would have been payable if the GMIB benefit had been exercised prior to the minimum distribution date. Please consult your tax advisor.

Indicate the income benefit(s) you want to elect. Check all that apply. The cost of each benefit is in parentheses immediately following the option.

[ ] GMIB. (0.50%)
[ ] IAB. (0.25%)
[ ] Lifetime Five Income Benefit.* (0.60%)
[ ] Lifetime Five Income Benefit with Auto Step Up.* (0.60%)

*Available for contracts with a single natural owner and single annuitant who is the same as the owner, or for contracts with a non-natural owner with a single annuitant only. Cannot be elected with any other optional income benefit. Allocation restrictions may apply. See prospectus for details.

8 DEATH
  BENEFIT

THIS SECTION MUST BE COMPLETED. Check one of the Death Benefit options below. The cost of each benefit is in parentheses immediately following the option.

[ ] Base Death Benefit. (1.40% without credit; 1.50% with credit)
[ ] Guaranteed Minimum Death Benefit (GMDB) with an annual Step-Up option.
    (1.65% without credit; 1.75% with credit)

9 TYPE OF         PLAN TYPE. Check only one:
  PLAN AND
  SOURCE OF FUNDS
  (minimum of $10,000)


[ ] Non-qualified [ ] Traditional IRA

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SOURCE OF FUNDS. Check all that apply:

[ ] Total amount of the check(s) included with this application. (Make checks payable to Prudential.)

                                    $      ,              ,                    .
                                    ------   ------------   -------------------

[ ] IRA Rollover                    $      ,              ,                    .
                                    ------   ------------   -------------------

If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:

$      ,       ,       , Year            $      ,       ,       , Year
------   -----  -----        ------      ------   -----  -----        ------

[ ] 1035 Exchange (non-qualified only),
    estimated amount:
                                    $      ,              ,            .
                                    ------   ------------   ----------   -------

[ ] IRA Transfer (qualified), estimated
    amount:
                                    $      ,              ,            .
                                    ------   ------------   ----------   -------
[ ] Direct Rollover (qualified), estimated
    amount:
                                    $      ,              ,            .
                                    ------   ------------   ----------   -------

ORD 99749 New York                Page 3 of 7                         Ed. 3/2006

10 PURCHASE
   PAYMENT
   ALLOCATION(s)

Please write in the percentage of your payment that you want to allocate to the following options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL THE CHANGES.


INTEREST RATE OPTIONS                            CODES     %      VARIABLE INVESTMENT OPTIONS (continued)             CODES     %
---------------------                            -----     -      ---------------------------------------             -----     -
1 Year Fixed-Rate Option                         1YRFXD          AST American Century Strategic Balanced             AS153
Dollar Cost Averaging (DCA) 6 Month 1            DCA6            AST Cohen & Steers Realty                           AS155
Dollar Cost Averaging (DCA) 12 Month 1           DCA12           AST Global Allocation Portfolio                     AS157
2 Year Market Value Adjustment Option 2          2YRMVA          AST DeAM Large Cap Value Portfolio                  AS159
3 Year Market Value Adjustment Option 2          3YRMVA          AST DeAM Small Cap Growth Portfolio                 AS160
4 Year Market Value Adjustment Option 2          4YRMVA          AST DeAM Small Cap Value Portfolio                  AS161
5 Year Market Value Adjustment Option 2          5YRMVA          AST Federated Aggressive Growth                     AS163
6 Year Market Value Adjustment Option 2          6YRMVA          AST First Trust Balanced Target Portfolio           AS194
                                                                 AST First Trust Capital Appreciation
7 Year Market Value Adjustment Option 2          7YRMVA          Target Portfolio                                    AS195
8 Year Market Value Adjustment Option 2          8YRMVA          AST Mid-Cap Value                                   AS164
9 Year Market Value Adjustment Option 2          9YRMVA          AST Goldman Sachs Concentrated Growth               AS166
10 Year Market Value Adjustment Option 2         10YMVA          AST High Yield Portfolio                            AS162
VARIABLE INVESTMENT OPTIONS                                      AST Goldman Sachs Mid Cap Growth                    AS167
Prudential Equity Portfolio                      STOCK           AST Large-Cap Value                                 AS169
Prudential Global Portfolio                      GLEQ            AST JP Morgan International Equity                  AS186
Prudential Jennison Portfolio                    GROWTH          AST Lord Abbett Bond Debenture                      AS170
Prudential Money Market Portfolio                MMKT            AST Neuberger Berman Mid Cap Growth                 AS174
Prudential Stock Index Portfolio                 STIX            AST Neuberger Berman Mid Cap Value                  AS175
Prudential Value Portfolio                       HIDV            AST Marsico Capital Growth                          AS171
SP AIM Core Equity Portfolio                     AIMCEP          AST MFS Growth                                      AS172
SP T. Rowe Price Large-Cap Growth Portfolio      LARCP           AST MFS Global Equity                               AS185
SP Davis Value Portfolio                         VALUE           AST PIMCO Limited Maturity Bond                     AS177
SP LSV International Value Portfolio             DEUEQ           AST AllianceBernstein Core Value                    AS179
SP Small Cap Growth                              VIFSG           AST AllianceBernstein Managed Index 500             AS180
SP William Blair International Growth            JENIN           AST Small Cap Value                                 AS165
SP Mid Cap Growth Portfolio                      MFSMC           AST T. Rowe Price Asset Allocation                  AS182
SP PIMCO High Yield Portfolio                    HIHLD           AST T. Rowe Price Global Bond                       AS187
SP PIMCO Total Return Portfolio                  RETRN           AST T. Rowe Price Natural Resources                 AS181
SP Prudential U.S. Emerging Growth Portfolio     EMRGW           AST Aggressive Asset Allocation Portfolio           AS189
SP Small-Cap Value                               SMDVL           AST Capital Growth Asset Allocation Portfolio       AS190
SP Strategic Partners Focus Growth Portfolio     STRPR           AST Balanced Asset Allocation Portfolio             AS191
Janus Aspen Series Large Cap Growth Portfolio    JANSR           AST Conservative Asset Allocation Portfolio         AS192
AST Advanced Strategies Portfolio                AS196           AST Preservation Asset Allocation Portfolio         AS 193
AST AllianceBernstein Growth & Income            AS149           Gartmore GVIT Developing Markets                    ME204
AST American Century Income & Growth             AS152           TOTAL                                                          100%


1 THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.

2 THE MARKET VALUE ADJUSTMENT OPTIONS ARE ONLY AVAILABLE FOR CONTRACTS WITHOUT
  CREDIT. THE DOLLAR EQUIVALENT TO THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $1,000.

ORD 99749 New York                 Page 4 of 7                        Ed. 3/2006

11 DOLLAR COST
   AVERAGING
   PROGRAM


If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request for Dollar Cost Averaging Enrollment or Change form (ORD 78275).


[ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

    TRANSFER FROM:(You cannot transfer from the 1 Year Fixed-Rate Option or any of the Market Value Adjustment options.)

    *If you selected the DCA6 or DCA12 option in section 10, only complete the TRANSFER TO information.

 Option code:                       $    ,       ,       .     OR       %
              -------------          ---   -----   -----   ---    -----

TRANSFER FREQUENCY: [ ] Annually [ ] Semiannually [ ] Quarterly [ ] Monthly

TRANSFER TO: (You cannot transfer to the DCA Interest Rate options or any of the Market Value Adjustment options.)

The total of the two columns must equal 100 percent.

OPTION CODE         PERCENT        OPTION CODE       PERCENT
                            %                                %
------------        ------         ------------      ------
                            %                                %
------------        ------         ------------      ------
                            %                                %
------------        ------         ------------      ------

12 AUTO-
   REBALANCING


[ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically adjusted as allocated in section 10 under my variable investment options.

    Adjust my portfolio: [ ] Annually [ ] Semiannually [ ] Quarterly [ ] Monthly

    Please specify the start date if different than the contract date:

                                                    -----  -----  -------------
                                                    month   day        year

13 AUTOMATED
   WITHDRAWALS

[ ] AUTOMATED WITHDRAWAL: I would like to elect automatic withdrawals from my annuity contract.

    Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

    NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.

14 REPLACEMENT
   QUESTIONS

THIS SECTION MUST BE COMPLETED.

Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

[ ] Yes [ ] No

If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

Company name

--------------------------------------------------------------------------------

Policy or contract number          Year of issue (mo., day, year)

---------------------------        -----  -----  ----------------

Name of plan (if applicable)

----------------------------

REPRESEN-
TATIVE'S
QUESTION

THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

[ ] Yes [ ] No

ORD 99749 New York                 Page 5 of 7                        Ed. 3/2006

 15 SIGNATURE(s)

If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

No representative has the authority to make or change a contract or waive any of the contract rights.

I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

[ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

[ ] Check here to request a Statement of Additional Information.

MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

THOSE AMOUNTS ALLOCATED TO ANY MVA OPTION WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF WITHDRAWN OR TRANSFERRED AT ANY TIME OTHER THAN DURING THE 30-DAY PERIOD FOLLOWING THE INTEREST CELL'S MATURITY. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT. THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I acknowledge receipt of current product and fund prospectuses.

 -------------------------------------------------------
 SIGNED AT (CITY, STATE)


 X____________________
    Contract owner's signature and date
                                             -----   -----  ------------
                                             month    day   year

 X____________________
   Joint owner's signature (if applicable) and date

                                             -----   -----  ------------
                                             month    day   year

 X____________________
   Annuitant's signature (if applicable) and date

                                             -----   -----  ------------
                                             month    day   year

 X____________________
   Co-annuitant's signature (if applicable) and date

                                             -----   -----  ------------
                                             month    day   year

OWNER'S TAX CERTIFICATION

Under penalty of perjury, I certify that the taxpayer identification number
(TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE [ ] HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

X____________________
  Contract owner's signature and date

                                             -----   -----  ------------
                                             month    day   year

ORD 99749 New York                 Page 6 of 7                        Ed. 3/2006

16 REPRESEN-
   SIGNATURE(s)

Commission Option (For Retail Distribution only. Choose one.):

1. [ ] No Trail  2. [ ] Mid Trail  3. [ ] High Trail

Note: If an option is not selected, the default option will be Option 1.

This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

  -----------------------------------        ------------------------
  Representative's name (Please print)       Rep's contract/FA number

X____________________
  Representative's signature and date

                                             -----   -----  ------------
                                             month    day   year

  -----------------------------------              ------------------------
  Second representative's name (Please print)      Rep's contract/FA number

X____________________
  Second representative's signature and date

                                             -----   -----  ------------
                                             month    day   year

  --------------------                     ------    ------    -------------
  Branch/field office name and code        Representative's telephone number


17 ADDITIONAL
   REMARKS

ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND DATED BY ALL PERSONS WHO HAVE SIGNED THIS REMARKS APPLICATION IN SECTIONS 15 AND 16.

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STANDARD   PRUDENTIAL ANNUITY          OVERNIGHT   PRUDENTIAL ANNUITY
MAIL TO:   SERVICE CENTER              MAIL TO:    SERVICE CENTER
           PO BOX 7960                             2101 WELSH ROAD
           PHILADELPHIA, PA 19176                  DRESHER, PA 19025

If you have any questions, please call the Prudential Annuity Service Center at
(888) 778-2888, Monday through Thursday between 8:00 a.m. and 7:00 p.m. and on Friday between 8:00 a.m. and 6:00 p.m. Eastern time.

ORD 99749 New York                 Page 7 of 7                        Ed. 3/2006